                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                               --------------------


                                     FORM 8-K

                                  CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                               --------------------

      Date Of Report (Date of earliest event reported): January 28, 1998


                              TRANS WORLD AIRLINES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                               --------------------


           DELAWARE                        1-7815                43-1145889
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
incorporation or organization)                              Identification No.)


                                ONE CITY CENTRE
                              515 N. SIXTH STREET
                           ST. LOUIS, MISSOURI 63101
                                (314) 589-3000

  (Address, including zip code, and telephone number, including area code, of Registrant's principal executive offices)



                               --------------------

ITEM 5.   OTHER EVENTS


      On January 28, 1998 Trans World Airlines, Inc. (the "Company") announced that Edgar M. House had been elected a Director of the Company. Mr. House is a retired General Vice President of the International Association of Machinists and Aerospace Workers (the "IAM"). He was nominated by the IAM and elected by the Trustee of the IAM Preferred Stock. He replaces Mr. William W. Winpisinger who passed away in December 1997.

      Also on January 28, 1998 the Company's Board of Directors elected Kathleen A. Soled as Senior Vice President and General Counsel. Ms. Soled was previously Vice President, Legal and Corporate Secretary and has been with the Company since January 1992. She replaces Richard P. Magurno who resigned from the Company.

                                SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       TRANS WORLD AIRLINES, INC.



Date:  January 29, 1998                By: /s/ Michael J. Palumbo
                                          -------------------------------------

                                       Title:  Senior Vice President
                                               and Chief Financial Officer

EXHIBITS
--------


99 Press Release regarding new Director and election of Senior Vice President and General Counsel.